On a Journey to Erase Cancer Erasca Corporate Presentation January 2024 Exhibit 99.1

We caution you that this presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, research and development plans, the anticipated timing (including the timing of initiation and the timing of data readouts), costs, design and conduct of our ongoing and planned preclinical studies and clinical trials for our product candidates, the potential benefits from our current or future arrangements with third parties, the timing and likelihood of success of our plans and objectives, the impact of the deprioritization of certain programs, and future results of anticipated product development efforts, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in our business, including, without limitation: our approach to the discovery and development of product candidates based on our singular focus on shutting down the RAS/MAPK pathway, a novel and unproven approach; we only have four product candidates in clinical development and all of our other development efforts are in the preclinical or development stage; the analysis of pooled phase 1 and phase 2 naporafenib + trametinib data covers two clinical trials with different designs and inclusion criteria, which cannot be directly compared, and therefore may not be a reliable indicator of efficacy data; preliminary results of clinical trials are not necessarily indicative of final results and one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data and more patient data become available, including the risk that an uPR to treatment may not ultimately result in a cPR to treatment after follow-up evaluations; we have not completed any clinical trials of naporafenib and are reliant on data generated by Novartis in prior clinical trials conducted by it; our planned SEACRAFT trials may not support the registration of naporafenib;  our assumptions around which programs may have a higher probability of success may not be accurate, and we may expend our limited resources to pursue a particular product candidate and/or indication and fail to capitalize on product candidates or indications with greater development or commercial potential; potential delays in the commencement, enrollment, and completion of clinical trials and preclinical studies; our dependence on third parties in connection with manufacturing, research, and preclinical and clinical testing; unexpected adverse side effects or inadequate efficacy of our product candidates that may limit their development, regulatory approval, and/or commercialization, or may result in recalls or product liability claims; unfavorable results from preclinical studies or clinical trials; results from preclinical studies or early clinical trials not necessarily being predictive of future results; the inability to realize any benefits from our current licenses, acquisitions, or collaborations, and any future licenses, acquisitions, or collaborations, and our ability to fulfill our obligations under such arrangements; our assumptions around which programs may have a higher probability of success may not be accurate, and we may expend our limited resources to pursue a particular product candidate and/or indication and fail to capitalize on product candidates or indications with greater development or commercial potential; regulatory developments in the United States and foreign countries; later developments with the FDA or European health authorities may be inconsistent with the feedback received to date regarding our development plans and trial designs; fast track designation or orphan drug designation may not lead to a faster development or regulatory review or approval process, and does not increase the likelihood that our product candidates will receive marketing approval; we may not realize the benefits associated with orphan drug designation; our ability to fund our operating plans with our current cash, cash equivalents, and marketable securities into the first half of 2026; and other risks described in our prior filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2022, and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. Disclaimer: Forward Looking Statements & Market Data

Our name is our mission: to erase cancer CNS = central nervous system 1 Number of patients alive and free of cancer or free from cancer progression 2 yrs after starting an Erasca regimen, as measured by disease-free survival (adjuvant setting) and progression-free survival (metastatic setting) 2 Unaudited, as of September 30, 2023 Vision to one day erase cancer1 in at least 100,000 patients annually as a leading global oncology company Experienced leadership team and SAB with track record of serial successes Founded by Jonathan Lim, MD & Kevan Shokat, PhD around disruptive idea to target RAS World class scientific advisory board of leading pioneers in RAS/MAPK pathway Team with deep experience in efficient planning and execution of global clinical trials Industry leading portfolio focused on shutting down the RAS/MAPK pathway Naporafenib pan-RAFi with first-in-class (FIC) potential and Fast Track Designation for NRASm melanoma & FIC potential in RAS Q61X solid tumors ERAS-007 ERKi with best-in-class potential for BRAFm CRC ERAS-801, CNS-penetrant EGFRi with FIC potential for EGFR-driven rGBM Strong financial position with high quality investor base and industry visibility $344M in cash, cash equivalents, and marketable securities2; cash runway into H1 2026 One of Fierce Biotech’s 2021 “Fierce 15” most promising biotechnology companies

SAB includes world’s leading experts in the RAS/MAPK pathway Erasca co-founder. World expert in RAS who pioneered development of approaches to inhibit KRAS G12C (RAS-GDP) and active states of RAS (RAS-GTP) World expert in ERK, having studied nearly every ERK inhibitor that has been or is being developed, as well as targeted therapies directed against KRAS, BRAF, and MEK mutations World expert in targeted oncology therapies who pioneered the development of Gleevec®, which helped launched the precision oncology revolution World expert in structure-based drug design; former head of research at Agouron and former head of Genentech’s Research and Early Development (gRED) World expert in RAS/MAPK pathway signaling and identifying novel combination therapies to shut it down Karen Cichowski, PhD George Demetri, MD Michael Varney, PhD Stephen Blacklow MD, PhD World expert in SHP2 who helped pioneer development of the first SHP2 inhibitor with Novartis Ryan Corcoran, MD, PhD World expert in RAS/MAPK pathway with focus on the SHOC2 phosphatase complex as a unique regulatory node required for efficient pathway activation in the context of diseases such as cancer and RASopathies Pablo Rodriguez-Viciana, PhD Kevan Shokat, PhD

Our singular focus is on the RAS/MAPK pathway

Our Strategy

Comprehensively shut down the RAS/MAPK pathway



EGFR
Other RTKs
RAS-GDP
GEF
GRB2
GDP
GTP
SOS1
SHP2
P1
GAP
NF1
RAS-GTP
2
2
MAPK pathway
PI3K pathway
RAF
PI3K
P
MEK
AKT
P
ERK
mTOR
1
MYC
3
Nodes targeted by Erasca

1 **Target upstream and downstream RAS/MAPK nodes** with single agents and clamp oncogenic drivers (MAPKlamp) with combinations

2 **Target RAS directly** with single agents and combinations with upstream, downstream, and escape route targeted therapies

3 **Target escape routes** enabled by other proteins or pathways to further disrupt RAS/MAPK pathway signaling

ERASCA

5

Deep modality-agnostic RAS/MAPK pathway-focused pipeline

Program/ Company	Target	Modality	Indication	Discovery	IND-enabling	Phase 1	Phase 2	Phase 3	Worldwide Rights
Naporafenib	BRAF/CRAF	small molecule	Pan-RAS Q61X tissue agnostic	SEACRAFT-1					ERASCA
			NRASm melanoma	SEACRAFT-2 (planned)					ERASCA
ERAS-007	ERK1/2	small molecule	BRAF V600E CRC	HERKULES-3					ERASCA
ERAS-801	EGFR	small molecule	EGFR-altered GBM	THUNDERBBOLT-1					ERASCA
ERAS-4	Pan-KRAS	small molecule	KRASm solid tumors						ERASCA
ERAS-12	EGFR D2/D3	large molecule	EGFR & RAS/MAPK altered tumors						ERASCA
Affini-T	KRAS G12V/D	TCR T cell therapy	KRASm solid tumors						affini-T

small molecule · large molecule · TCR T cell therapy · ERASCA Ventures investment

ERASCA

6

Erasca's clinical development plan generates multiple ways to win for patients

Indication	RAS Q61X solid tumors	NRASm melanoma post-IO	BRAFm CRC EC-naïve	EGFR-altered rGBM
Benchmark	SOC is largely chemo	ORR 7% mDOR NA	ORR 20% mDOR 6.1 mos.	ORR 3-9% mDOR NA
Regimen tested	**naporafenib** + trametinib	**naporafenib** + trametinib	**ERAS-007** + encorafenib + cetuximab	**ERAS-801** monotherapy
Erasca trial(s)	SEACRAFT-1[1]	SEACRAFT-2	HERKULES-3[2]	THUNDERBBOLT-1

Active CTCSAs

NOVARTIS [1] May 2023: Trametinib (Mekinist®) for SEACRAFT-1

Lilly [2] Mar. 2022: Cetuximab (Erbitux®) for HERKULES-3

Pfizer [2] Sep. 2021: Encorafenib (Braftovi®) for HERKULES-3

Pierre Fabre [2] Nov. 2022: Encorafenib (Braftovi®) for HERKULES-3

CTCSA: clinical trial collaboration and supply agreement
ORR: overall response rate; DOR: duration of response; GBM: glioblastoma

ERASCA

7

Erasca's naporafenib pan-RAFi could address unmet needs in over 200k patients in the US and Europe


EGFR
Other RTKs
RAS-GDP
GEF
GRB2
GDP
GTP
P_1
GAP
SOS1
NF1
SHP2
RAS-GTP
MAPK pathway
PI3K pathway
naporafenib
BRAF
CRAF
PI3K
P
MEK
AKT
ERK
mTOR
MYC

	Tumor Type	Addressable Patient Pop.
🧬	RAS Q61X Solid Tumors	157,000
	NRASm Melanoma	54,000

🧬 *tissue agnostic indication*

ERASCA

8

Naporafenib is a potent and selective inhibitor of BRAF and CRAF with sub-nanomolar IC50 potency and most advanced pan-RAFi in development

Biochemical activity of naporafenib against RAF kinase family

Assay	Value (nM)
Biochemical CRAF IC50 (IC_{50})	0.1
Biochemical BRAF IC50 (IC_{50})	0.2
Biochemical ARAF Inhibition (IC_{50})	6.4

Biochemical activity of naporafenib across 456 kinases (KINOMEscan)


Percent Control
0%
0.1%
0.1-1%
1-5%
5-10%
10-35%
> 35%
TKL
TK
STE
CK1
AGC
CAMK
CMGC
OTHER

Source: Monaco K-A, Delach S, et al. LXH254, a Potent and Selective ARAF-Sparing Inhibitor of BRAF and CRAF for the Treatment of MAPK-Driven Tumors. 2021. PMID: 33355204; Ramurthy S, Taft BR, et al. Design and Discovery of N-(3-(2-(2-Hydroxyethoxy)-6-Morpholinopyridin-4-Yl)-4-Methylphenyl)-2-(trifluoromethyl)isonicotinamide, a Selective, Efficacious, and Well-Tolerated RAF Inhibitor Targeting RAS Mutant Cancers: The Path to the Clinic. 2020. PMID: 31059256

ERASCA

9

In vivo efficacy of naporafenib and trametinib administered across 10 NRASm melanoma PDX models shows strong synergy of combination vs. either monotherapy Untreated Naporafenib 50 mg/kg BID Trametinib 0.3 mg/kg QD Naporafenib 50 mg/kg BID + Trametinib 0.075 mg/kg QD PDX = patient derived xenograft; mg = milligram; kg = kilogram; BID = twice a day; QD = once daily Arrowheads represent models that were treated with a reduced dose of trametinib of 0.0375 mg/kg QD

Naporafenib has been dosed in more than 500 patients to date, establishing its safety, tolerability, and preliminary PoC in multiple indications



Other RTKs
EGFR
RAS-GDP
GEF
GRB2
GDP
GTP
SOS1
SHP2
P1
GAP
NF1
RAS-GTP
MAPK pathway
PI3K pathway
naporafenib
trametinib
rineterkib
ribociclib
RAF
MEK
ERK
P
PI3K
AKT
mTOR
CDK4/6
MYC

Study (Trial #)	Description	N
Ph 1 FIH study *(LXH254X2101)*	Naporafenib dose escalation in patients with RAS/MAPK-driven solid tumors	142
Ph 1b combo dose finding *(LXH254X2102)*	Dose-finding study (+ rineterkib, trametinib, or ribociclib) in patients with NRASm melanoma, KRASm or BRAFm NSCLC	241
Ph 2 combo study *(LXH254C12201)*	Evaluating efficacy (+ rineterkib, trametinib or ribociclib) in patients with NRASm or BRAF V600X melanoma	134

Total size of safety database > 500 patients
(includes monotherapy and combinations)

Source: Novartis Non-Confidential Materials; PoC = proof-of-concept

ERASCA

11

Naporafenib: potential for rapid market entry and multiple ways to benefit patients with RAS/MAPK-driven tumors patients diagnosed annually in the US and EU 157,000 patients diagnosed annually in the US and EU 54,000 NRASm Melanoma RAS Q61X Solid Tumors Potential for full approval based on high unmet need and alignment on regulatory path Compelling Ph 1 and 2 POC data generated SEACRAFT-2 Phase 3 of naporafenib + trametinib planned to initiate in H1 2024 Potential for path to rapid approval based on high unmet need and tissue agnostic approach SEACRAFT-1 Phase 1b data for naporafenib + trametinib planned in Q2-Q4 2024 POC = proof-of-concept Incidence based on SEER database (US), ECIS database (ECIS), and AACR GENIE

SEACRAFT-1: Naporafenib + trametinib has the potential to provide therapeutic benefit to ~157k patients in the US + EU with RAS Q61X solid tumors

Incidence

~157,000 patients[1] diagnosed with RAS Q61X solid tumors in the US and Europe annually

Standard-of-Care

Target population: patients with tissue agnostic tumors who have progressed on or for whom there is no standard of care

Naporafenib (pan-RAFi)

Dosed in >500 pts establishing safety and tolerability in a range of doses for combination partners

Encouraging anti-tumor activity observed in NRAS Q61X melanoma and KRAS Q61X NSCLC

Q61X mutant tumors likely to be CRAF addicted, suggesting potential benefit of pan-RAFi


Inactive State
GDP-bound
Active State
GTP-bound
SWII
SWI
P
SWI
SWII
P
RAS mutations
P-loop
WT
G12C
G12D
G13D
G12V
Presence in inactive State
(GDP)
(GTP)
Presence in active State
Switch II Loop
WT
Q61R
Q61K
Q61L

Q61X mutations are promising targets for naporafenib due to their addiction to CRAF

1 SEER Database (US) and ECIS Database (EU); AACR Genie

13

Structural and cell line screening data suggest that differences exist across different RAS mutants in vitro; e.g., Q61X mutant tumors likely to be CRAF addicted Cellular activity of naporafenib across 265 cell lines, separated by RAS mutation type Source: Monaco K-A, Delach S, et al. LXH254, a Potent and Selective ARAF-Sparing Inhibitor of BRAF and CRAF for the Treatment of MAPK-Driven Tumors. 2021. PMID: 33355204

Preliminary clinical PoC in NRAS Q61X melanoma and KRAS Q61X NSCLC supports development in RAS Q61X tissue agnostic solid tumors (SEACRAFT-1) Strong antitumor activity, with confirmed ORR = 44% 15 out of 16 patients had confirmed codon Q61X melanoma (1 patient had no data) Source: LXH254X2102 Ph 1b combination data from Novartis Non-Confidential Materials PoC = proof-of-concept; ORR: overall response rate KRASm NSCLC NRASm Melanoma ORR in Q61/G13R mutated group (n=4) = 75% Confirmed/unconfirmed RECIST responses shown Naporafenib 200mg + trametinib 1mg

SEACRAFT-2: Naporafenib + trametinib has the potential to be first-in-class targeted treatment for NRASm melanoma

Incidence

~54,000 patients[1] diagnosed with NRASm melanoma in the US and Europe annually

Standard-of-Care

NRAS mutation related to aggressive disease traits

No targeted therapy approved for NRASm melanoma

Current treatment options post-IO are dismal (see chart)

Naporafenib (pan-RAFi)

Successfully completed US/EU EOP2 process for Phase 3 design

Napo + tram demonstrated compelling efficacy across Phase 1 and 2 studies (mPFS ~5 months)

FDA Fast Track Designation

Potential to be first-to-market in NRASm melanoma

NCCN: binimetinib (MEKi)
2.8 mos. mPFS, 15% ORR


A
PFS (%)
100
80
60
40
20
0
HR 0·62 (95% CI 0·47–0·80); p<0·001
0
1·5
3·0
4·5
6·0
7·5
9·0
Time from Randomization
(months)

Approved SOC: dacarbazine (chemo)
1.5 mos. mPFS, 7% ORR

Adapted from Dummer et al. (Lancet Oncol (2017) 18:435-445)
Note: Benchmarks are most relevant for SC-2 although study was conducted in a 1/2L setting

1 SEER Database (US) and ECIS Database (EU); AACR Genie
ORR: overall response rate; mPFS: median progression free survival; NCCN: National Comprehensive Cancer Network; SOC: standard of care; EOP2: end-of-Phase 2

ERASCA

16

NRASm melanoma case study: partial response with naporafenib + trametinib Source: Novartis Non-Confidential Materials On treatment Pre-treatment

Compelling, reproducible clinical efficacy across studies and doses

	MEKi		SOC	Pooled Ph 1 and Ph 2[4]	
	Binimetinib[1]	Trametinib[2]	Chemo[3]	Naporafenib + Trametinib	
	45mg	2mg	$1g/m^2$ IV	200mg+1mg	400mg+0.5mg
	N=269	N=33	N=133	N=39	N=32
ORR n (%)	41 (15%)	5 (15%)	9 (7%)	12 (31%)	7 (22%)
DCR n (%)	157 (58%)	N/A	33 (25%)	28 (72%)	21 (66%)
mDOR months	6.9	*~6.9**	NE	7.4	10.2
mPFS months	2.8	*~2.8**	1.5	**5.1**	**4.9**

*Assumes trametinib efficacy is similar to published binimetinib efficacy results

US FDA Fast Track Designation: Dec 2023

- Compelling efficacy for both doses evaluated to date
- High unmet medical need for NRASm melanoma patients post-IO

PFS for napo + tram across doses exceeds PFS for approved SOC and single agent MEKi's

1 Dummer et al 2017; binimetinib is administered BID
2 Pooled analysis from the following publications: Falchook et al, 2012; Pigne et al, 2023; Salzmann et al, 2022; trametinib is administered QD
3 Dacarbazine is the approved chemotherapy in this indication
4 Ph 1 = CLXH254X2102 with DCO 4 Aug 2022; Ph 2 = CLXH254C12201 with DCO 30 Dec 2022
PFS includes both responders and non-responders
SOC: standard of care; N/A: not available; NE: not estimable; DCO: data cutoff; DCR: disease control rate; mDOR: median duration of response; ORR: objective response rate; mPFS: median progression free survival
The pooled phase 1 and phase 2 napo + tram data covers two clinical trials with different designs and inclusion criteria, which cannot be directly compared, and therefore may not be a reliable indicator of efficacy data

ERASCA

18

Naporafenib + trametinib demonstrated a favorable, manageable safety profile AE: adverse event; BID: twice daily; QD: once daily; SC: SEACRAFT Phase 1 data in NRASm melanoma from De Braud et al AACR 2022 AE profile consistent with expected toxicities associated with RAF and MEK inhibition 400+0.5 dose safe and tolerable 200+1 dose safe but less tolerable without mandatory primary rash prophylaxis Primary prophylaxis of rash being implemented in both SC-1 and SC-2 provides opportunity to further improve safety and tolerability

Dose optimization designed to enhance combination benefit/risk profile to increase probability of regulatory success in light of Project Optimus naporafenib range of potentially efficacious doses* 400mg BID 100mg BID 200mg BID 0.5mg QD 1mg QD Data from SEACRAFT-1 and SEACRAFT-2 complement each other, allowing us to efficiently test the full effective dose range of naporafenib + trametinib within the two trials to optimize the benefit/risk profile in both indications of interest * As part of the naporafenib + trametinib combination BID: twice a day; QD: once a day trametinib range of potentially efficacious doses* 400 + 0.5 100 + 1 SEACRAFT-2 dose SEACRAFT-1 dose 200 + 1

Pivotal Phase 3 and Phase 1b trial designs capitalize on promising efficacy signals and support potential successful registration in multiple indications

SEACRAFT-1: RAS Q61X (Single-arm Phase 1b)

Solid Tumors
Post-available therapy
RAS Q61X
(NRAS, HRAS, KRAS)

naporafenib + trametinib (200mg + 1mg)

Study Endpoints
ORR, DOR (primary)

N~30 – 100

SEACRAFT-2: NRASm Melanoma (Two-stage Phase 3)

Stage 1: Dose Optimization

Metastatic Melanoma
Post-ICI
NRASm
(Q61X and non-Q61X)

R

- naporafenib + trametinib (400mg + 0.5mg)
- naporafenib + trametinib (100mg + 1mg)
- trametinib (2mg)

N~60 – 120

Stage 2: Regulatory Approval

Metastatic Melanoma
Post-ICI
NRASm
(Q61X and non-Q61X)

R

- naporafenib + trametinib (Dose selected in Stage 1*)
- physician's choice (trametinib, DTIC, TMZ)

Study Endpoints
PFS, OS (dual primary) ORR, DOR (secondary)

N~350

PFS endpoint acceptable for potential initial approval

* Dose selection informed by data on 400+0.5 and 100+1 from SEACRAFT-2 Stage 1 as well as 200+1 from SEACRAFT-1
Note: Naporafenib dosed on a BID schedule; trametinib dosed on a QD schedule

ERASCA

21

ERAS-007 ERKi could address unmet needs in ~45k patients annually in the US and Europe P P P MAPK pathway PI3K pathway RAS-GTP GRB2 SHP2 GAP GDP GTP P1 NF1 SOS1 RAF MEK PI3K AKT mTOR ERK RAS-GDP EGFR Other RTKS MYC GEF ERAS-007 BRAF V600E CRC 45,000 Addressable Patient Pop. Tumor Type

We believe ERAS-007 is the most potent ERK inhibitor in development, with a uniquely longer target residence time Assay Type Assay ERAS-007 IC50 (nM) Biochemical ERK1 2 ERK2 2 Cell-based mechanistic (HT-29) pRSK 7 ERAS-007 was designed to be a potent, selective, reversible, oral inhibitor of ERK1/2 Compound koff (s-1) Residence Time (min) ERAS-007 0.30 x 10-4 550 Ulixertinib 10.1 x 10-4 16 Ravoxertinib 13.9 x 10-4 12 ERAS-007 had longer target residence time vs. other ERKi’s, which may allow for longer intervals between doses in patients

HERKULES-3: ERAS-007 + EC is a potential best-in-class treatment for patients with BRAF V600E CRC

Incidence

~45,000 patients[1] diagnosed with BRAF V600E CRC in the US and Europe annually

Standard-of-Care

Encorafenib + cetuximab (EC) has improved SOC for patients but prognosis is still poor

Durability is largely limited by treatment resistance

Triplet of binimetinib (MEKi) + EC only marginally improved clinical efficacy

ERAS-007 (ERKi)

Inhibiting the terminal RAS/MAPK pathway node has potential to shut down oncogenic signaling and prevent reactivation

Early signals of clinical efficacy in EC-naïve BRAFm CRC

Clinical data reinforce ability to safely combine ERAS-007 with multiple agents


1.5 mos mPFS control*
4.3 mos mPFS EC
20% ORR
PFS (%)
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
3
6
9
12
15
18
21
24
27
Time from Randomization
(months)

Adapted from Tabanero et al. (JCO (2021) 4: 273-284)
*Control arm: investigators' choice of either cetuximab + irinotecan or cetuximab + FOLFIRI

1 SEER Database (US) and ECIS Database (EU); AACR Genie
ORR: overall response rate; mPFS: median progression free survival

ERASCA

24

ERAS-007 + EC in BRAFm CRC: Robust in vivo combination activity in BRAF V600E CRC ERAS-007 60 mpk QD dose showed similar activity to 30 mpk BID, either as a mono or combo Tx with encor. +/- cetux. ERAS-007 combinations were generally well tolerated across the tested models as demonstrated by the minimal percentage body weight changes observed. TGI in WiDr (BRAF V600E CRC) EC-sensitive CDX Model * TGI in RKO (BRAF V600E CRC) EC-resistant CDX Model *p-value < 0.01 TGI = tumor growth inhibition; Cetux. = cetuximab; Encor. = encorafenib; EC = encorafenib plus cetuximab (BEACON regimen); mpk = milligrams per kilogram; BID = twice a day; Q3D = once every 3 days; QD = once daily

Meaningful activity in EC-naïve BRAFm CRC supports initial focus on and dose expansion of this patient segment



Efficacy-Evaluable BRAFm CRC Patients
Best Change in Sum of Measurable Target Lesion Diameters From Baseline (%)
ERAS-007 150 mg QW + EC
ERAS-007 75 mg BID-QW + EC
ERAS-007 100 mg BID-QW + EC
First response
PD
Death
Treatment discontinuation
Treatment ongoing
PD
PD
SD
PD
SD
uPR
PR
PR
100
80
60
40
20
0
-20
-40
-60
-80
-100



Efficacy-Evaluable Patients
PR
PR
SD
PD
SD
PD
uPR
PD
0
5
10
15
20
25
30
35
40
45
50
Time on Treatment (Weeks)

In **EC-naïve BRAFm CRC** patients at the highest dose tested (100 mg BID-QW):

- 50% (3/6) response rate (2 confirmed PR, 1 uPR[1])
- 67% (4/6) disease control rate[2]
- Both confirmed responders were still on treatment as of the data cutoff date with duration of exposure >40 weeks
  - BEACON mDOE 19 weeks[3]

In **EC-naïve BRAFm CRC** patients across all dose levels:

- 38% (3/8) response rate
- 63% (5/8) disease control rate

Data cutoff as of 21MAY2023
Response on the bar represents the best overall response based on investigator assessments.

1 Per site communication, the patient with uPR was still in response at the subsequent scan (26MAY2023), which was conducted 25 days after the first post-baseline scan

2 Disease control rate (DCR) = CR + PR + SD; uPR is included

3 Median duration of exposure (mDOE) as reported in Kopetz et al. NEJM 2019

EC: encorafenib + cetuximab; PD: progressive disease; CR: complete response; PR: confirmed partial response; uPR: unconfirmed partial response; SD: stable disease; mDOE: median duration of exposure

ERAS-007 QW: ERAS-007 oral once a week / ERAS-007 BID-QW: ERAS-007 oral twice a day on a single day each week

ERASCA

26

ERAS-007 + EC was generally well tolerated with primarily Grade 1 or 2 TRAEs observed Data cutoff 23MAR2023 / * Related to ERAS-007 aEC: encorafenib 300 mg oral daily + cetuximab 500 mg/m2 intravenous infusion once every 2 weeks bERAS-007 QW: ERAS-007 oral once a week. cERAS-007 BID-QW: ERAS-007 oral twice a day on a single day each week No Grade 4 or 5 TRAEs were observed ERAS-007 100 mg BID-QW dose is being expanded in combination with approved doses of EC to assess signals of efficacy in patients with EC-naïve BRAF V600E mCRC ERAS-007 Dose + ECa 150 mg QWb (n = 2) 75 mg BID-QWc (n = 6) 100 mg BID-QWc (n = 12) ALL (n = 20) Preferred Term Any Grade n (%) Grade ≥ 3 n (%) Any Grade n (%) Grade ≥ 3 n (%) Any Grade n (%) Grade ≥ 3 n (%) Any Grade n (%) Grade ≥ 3 n (%) Fatigue 1 (50) 1 (50) 3 (50) 0 3 (25) 0 7 (35) 1 (5) Diarrhea 0 0 2 (33) 0 4 (33) 0 6 (30) 0 Headache 0 0 3 (50) 0 3 (25) 1 (8) 6 (30) 1 (5) Anaemia 1 (50) 0 2 (33) 1 (17) 2 (17) 1 (8) 5 (25) 2 (10) Nausea 0 0 3 (50) 0 2 (17) 0 5 (25) 0 Subretinal fluid 0 0 1 (17) 0 3 (25) 0 4 (20) 0 Vomiting 1 (50) 0 2 (33) 0 1 (8) 0 4 (20) 0 Treatment-related* Adverse Events Reported in ≥ 20% of All Patients (arranged by descending frequency in the ALL Any Grade column)

ERAS-801 EGFRi could address high unmet need in 37k patients in US and EU P P P MAPK pathway PI3K pathway RAS-GTP GRB2 SHP2 GAP GDP GTP P1 NF1 SOS1 RAF MEK PI3K AKT mTOR ERK RAS-GDP EGFR Other RTKS MYC GEF ERAS-801 Glioblastoma multiforme 37,000 Addressable Patient Pop. Tumor Type

Poor activity of legacy EGFRi in GBM due to minimal activity against GBM-specific EGFR alterations and poor CNS penetration TCGA Cell, 2013 GBM: glioblastoma; CNS: central nervous system; PFS: progression free survival; OS: overall survival Therapy (brain penetration %) Clinical Trial Results*: NSCLC/BrCa Clinical Trial Results: GBM Erlotinib (8%) Recurrent NSCLC: Improved PFS and OS vs. chemo (Ph 3) Failed (Ph 2) Lapatinib (0.1%) Recurrent HER2 BrCa: Improved PFS vs. chemo (Ph 3) Failed (Ph 2) Gefitinib (1.1%) 1L NSCLC: Improved PFS and OS vs. chemo (Ph 3) Failed (Ph 2) Afatinib (0.7%) 1L NSCLC: Improved PFS vs. chemo (Ph 3) Failed (Ph 2) *For illustrative purposes only and not a head-to-head comparison. Differences exist between trial designs and subject characteristics and caution should be exercised when comparing data across studies.

THUNDERBBOLT-1: ERAS-801 (CNS-penetrant EGFRi) designed to overcome the limitations of current GBM treatments

Incidence

~37,000 patients[1] diagnosed with glioblastoma in the US and Europe annually

Standard-of-Care

SOC for rGBM is chemotherapy (3-9% ORR)

No EGFR inhibitors are approved for the treatment of GBM

Minimal activity against GBM-specific EGFR alterations and poor CNS penetration have limited use of EGFR inhibitors in GBM

ERAS-801

Higher CNS penetration over legacy EGFR inhibitors

Broad activity against oncogenic and wildtype EGFR

Potential as a monotherapy treatment

FDA Orphan Drug Designation and Fast Track Designation


Deletion or Point Mutation (GBM)
EGFRvI
EGFRvII
EGFRvIII
Extracellular Mutation
EGFRvIV
EGFRIV
Intracellular Mutation
A289D/V
G598V
R108K
Point Mutation

Nearly 60% of patients have an **EGFR alteration** of which 85% have an EGFR amplification

1 SEER Database (US) and ECIS Database (EU); AACR Genie
ORR: objective response rate; GBM: glioblastoma; CNS: central nervous system

ERASCA

30

ERAS-801, a potent EGFRvIII/wt inhibitor with a $K_{p,uu}$ over 4-fold higher than approved EGFR inhibitors, was specifically designed to inhibit EGFR in GBM erlotinib
lapatinib
osimertinib
ERAS-801
0
1
10
100
1000
p-EGFR
Actin
p-EGFRvIII
Actin

Compound	Company	K_p, brain (mouse)	$K_{p,uu}$, brain (mouse)[1]
ERAS-801	**Erasca**	**3.7**	**1.2**
osimertinib	AstraZeneca	0.99	0.29
afatinib	Boehringer Ingelheim	0.25	0.05
erlotinib	Genentech	0.06	0.13
gefitinib	AstraZeneca	0.36	0.10
dacomitinib	Pfizer	0.61	0.49

1 $K_{p,uu}$ is a measure of the ratio of unbound brain concentration to unbound plasma concentration

Kim M, et al. Brain Distribution of a Panel of Epidermal Growth Factor Receptor Inhibitors Using Cassette Dosing in Wild-Type and Abcb1/Abcg2-Deficient Mice. Drug Metab. Dispos., 2019. PMID: 30705084

ERASCA

31

ERAS-801 significantly extends survival at clinically relevant exposures in an EGFR amplified and EGFRvIII model EGFR amplified and EGFRvIII patient-derived GBM model *** *** p-value < 0.005 Doses are estimated to reflect clinically relevant human exposures

THUNDERBBOLT-1: Dose escalation cohorts 20mg 280mg 320mg MTD 240mg 40mg 80mg MTD-1 160mg Safety Expansion EGFR amp mandatory Evaluate safety, tolerability, PK/PD, and preliminary efficacy  including PET and CSF sampling Determine RP2D Clinicaltrials.gov: NCT05222802 Note: ERAS-801 dosed QD MTD: maximum tolerated dose; MTD-1 (aka, MTD-minus-1): one dose level below MTD; QD: once daily; amp: amplified; RP2D: recommended Phase 2 dose

Anticipated key milestones and clinical trial readouts 1 Data to include safety, pharmacokinetics (PK), and efficacy at relevant dose(s) in relevant population(s) of interest Program Mechanism Trial Name Indication (Combo partner if applicable) Anticipated Milestone Naporafenib Pan-RAF inhibitor SEACRAFT-1 RAS Q61X Solid Tumors (+ trametinib) Q2 2024 – Q4 2024: Ph 1b combination data1 SEACRAFT-2 NRASm Melanoma (+ trametinib) H1 2024: Ph 3 pivotal trial initiation 2025: Ph 3 stage 1 randomized dose optimization data1 ERAS-007 ERK1/2 inhibitor HERKULES-3 EC-naïve BRAFm CRC (+ encorafenib and cetuximab) H1 2024: Ph 1b combination data1 ERAS-801 CNS-penetrant EGFR inhibitor THUNDERBBOLT-1 Glioblastoma  2024: Ph 1 monotherapy data1

Compelling investment thesis Experienced team with track record of serial successes Seasoned drug developers who have advanced multiple programs from discovery to IND to global approvals World-class Scientific Advisory Board  Includes leading pioneers in: KRAS (Shokat, UCSF), SHP2 (Blacklow, HMS), ERK (Corcoran, MGH), RAS/MAPK pathway (Rodriguez-Viciana, UCL; Cichowski, HMS), precision oncology (Demetri, DFCI), and biopharma (Varney, Genentech) Broad portfolio to erase cancer We have built one of the deepest pipelines in the industry to comprehensively shut down the RAS/MAPK pathway, with the potential to address unmet needs in over 5 million patients globally THREE clinical-stage compounds Differentiated profiles including naporafenib, a Phase 3-ready pan-RAF inhibitor for NRASm melanoma and Q61X tissue agnostic solid tumors, ERAS-007 ERK inhibitor, and ERAS-801, a CNS-penetrant EGFR inhibitor for GBM Multiple potential near-term and long-term value drivers Focused clinical development plan with multiple clinical readouts in 2024 and beyond and a strong research engine to drive first-in-class or best-in-class compounds into the clinic

Thank You!

~5.5m lives at stake annually worldwide with RAS/MAPK pathway alterations; 70+% of unmet needs are "blue oceans" with no approved targeted therapies

New cases estimated worldwide per annum (thousands; numbers may not add up due to rounding)

Alterations	GBM	HNSCC	NSCLC	CRC	Melanoma	PDAC	Other solid tumors	AML	US	EU	ROW	Global
EGFR*/FLT3	125	513	184	338	-	-	-	61	82	222	917	1,220
NF1	25	58	98	34	33	1.9	434	3.2	75	159	453	687
KRAS G12C	-	2.8	240	57	-	5.1	45	0.1	36	82	232	350
KRAS G12D	0.2	4.7	68	238	0.5	178	201	1.3	65	171	456	692
RAS Q61X	0.4	23	35	80	69	32	155	4.1	51	106	242	399
RAS G13R	-	9.4	5.9	5.5	2.1	-	14	0.5	3.6	8.1	26	37
Other RAS	0.6	31	162	452	4.4	211	331	13	112	291	800	1,203
BRAF V600E/K	2.0	1.9	23	180	93	1.4	158	0.4	63	127	271	461
BRAF Class 2	0.4	3.8	18	6.9	5.3	0.5	57	-	11	23	58	92
BRAF Class 3	0.1	0.9	12	17	2.5	-	29	0.2	6.1	15	40	61
Other BRAF	-	-	3.9	-	1.9	0.3	0.5	-	0.7	1.0	4.9	6.6
MEK	0.2	1.9	12	8.8	4.6	0.2	22	-	5.2	11	33	50
Co-occurring activating MAPK pathway alterations**	1.4	10	62	59	37	7.1	84	3.0	33	69	162	264
US	12	29	93	114	77	51	153	11	542			
EU	34	76	194	398	116	124	324	18		1,285		
Rest of World	109	555	635	964	60	264	1,053	57			3,696	
Global	155	660	923	1,476	253	438	1,530	86				5,522

Blue ocean opportunities   Red ocean opportunities

* Post-Osimertinib resistant population shown for EGFRm NSCLC except for SCLC transformation

** Co-occurring activating MAPK pathway alterations exclude EGFR overexpression

Source: SEER database (2020), ECIS database (2020), GLOBOCAN database (2020), The AACR Project GENIE Consortium version 8.1 (2020), TCGA Research Network https://www.cancer.gov/tcga, Tyner JW et al. (2018) PMID: 30333627, Brenner CW et al (2013) PMID: 24120142, Chen J et al. (2020) PMID: 32015526, and Ostrom QT, et al. (2020) PMID: 33123732

ERASCA

37

Naporafenib: Potential first-in-class pan-RAF inhibitor

PRECLINICAL

deciphera
DCC-3084
IND-enabling

IPSEN Innovation for patient care
IRICoR-Ipsen
Licensed from IRICoR

cullgen
CUL-BRAF
Degrader

CLINICAL

ERASCA
naporafenib (Ph 3 ready)
+ trametinib: Ph 1 and 2 ORR 33% in NRASm melanoma

Roche
belvarafenib (Ph 1b[1])
+ cobimetinib: ORR 26% (5/19) in NRASm melanoma

Day One BIOPHARMACEUTICALS
tovorafenib (Ph 1b[2])
+ pimasertib (investigational MEKi): in progress

BLACK DIAMOND THERAPEUTICS
BDTX-4933
Ph 1 in KRASm NSCLC

KINNATE BIOPHARMA
exarafenib (Ph 1[3])
+ binimetinib: ORR 29% (2/7 efficacy evaluable)

BeiGene
lifirafenib (Ph 1b)
+ mirdametinib (investigational MEKi): ORR 23% (14/62)

Mapkure
brimarafenib (Ph 1)
+ mirdametinib (investigational MEKi): in progress

Fore
plixorafenib (Ph 2)
dimer breaker
+ cobicistat: in progress

Jazz Pharmaceuticals
JZP815 (Ph 1)
Monotherapy evaluation in progress

Most advanced pan-RAF inhibitor

- Dosed in more patients (500+) than any other pan-RAF inhibitor in development
- Potential to be first-to-market and raise SOC in prioritized indications

PoC established

- Evaluating naporafenib in indications where it has already shown promising PoC – namely, NRASm melanoma and RAS Q61X solid tumors

Strong complementarity with Erasca pipeline

- Highly complementary, if not synergistic, with the rest of Erasca's RAS/MAPK pathway-targeting pipeline

[1] Belvarafenib is also being evaluated for the treatment of BRAF Class II mutant or fusion-positive tumors and BRAF Class III mutant positive tumors in a Ph 2 platform trial
[2] NDA has been accepted for tovorafenib in its lead indication, frontline pLGG (pediatric low-grade glioma)
[3] Exarafenib in Ph 1b for monotherapy indication in BRAF-driven tumors

ORR: overall response rate; SOC: standard of care; PoC: proof-of-concept

ERASCA

38

ERAS-007: Potential best-in-class ERK1/2 inhibitor in a field marked by attrition

TERMINATED

Genentech — A Member of the Roche Group
GDC-004
Tolerability issues

KURA ONCOLOGY
KO-947
Placed on partial clinical hold; IV administered

Celgene
CC-90003
MTD "did not offer sufficiently encouraging profile to proceed"

CLINICAL

BioMed Valley Discoveries
ulixertinib (Ph 2)
Being evaluated in monotx and +HCQ; CoM through 2025

ERASCA
ERAS-007 (Ph 2)
+ EC: 50% (3/6) RR in EC-naïve CRC; expansion ongoing

astex pharmaceuticals
ASTX029 (Ph 2)
Monotx dose level identified in FIH study

Lilly
temuterkib (Ph 1)
Reported monotherapy ORR of 0% (n=51)

JSI
JSI-1187 (Ph 1)
+ dabrafenib: dose escalation for BRAF V600E/K solid tumors

ANTENGENE
ATG-017 (Ph 1)
First data readout and RP2D were expected Q1/Q2 2023

MERCK
MK-8353 (Ph 1)
ORR 20% (3/15 efficacy evaluable); not listed in pipeline

NOVARTIS
rineterkib (Ph 1)
Reported monotx ORR of 2% (n=65); not listed on pipeline

Hit-and-run profile optimizing efficacy, tolerability

- Highest potency and longest target residence time of known ERKi's enable ERAS-007 to be dosed intermittently instead of daily like other clinical ERKi's

Safety and tolerability established

- Comparable if not better tolerability than other clinical ERKi's particularly as it relates to rash
- Intermittent dosing regimen has the potential to further optimize clinical utility

Encouraging signs of efficacy

- Monotherapy responses observed in FIH and HERKULES-1 trials
- Meaningful initial activity observed in patients with EC-naïve BRAFm CRC treated with ERAS-007 + EC

MTD: maximum tolerated dose; monotx: monotherapy; HCQ: hydroxychloroquine; CoM: composition of matter patent; ORR: overall response rate; RR: response rate; EC: encorafenib + cetuximab; RP2D: recommended Phase 2 dose; FIH: First-in-Human

ERASCA

39

BRAF V600E CRC Cell Lines MEKi combination ERKi combinations Binimetinib 1 µM + Encorafenib 0.1 µM ERAS-007 0.1 µM + Encorafenib 0.1 µM LY3214996 1 µM + Encorafenib 0.1 µM Ravoxertinib 1 µM + Encorafenib 0.1 µM RKO HT29 MAPK Feedback Reactivation No Reactivation Reactivation Reactivation Source: Unpublished data P-RSK P-ERK GAPDH P-RSK P-ERK GAPDH P-RSK GAPDH P-RSK P-ERK GAPDH 0 4 24 48 72h 0 4 24 48 72h ERAS-007 blocked the MAPK feedback reactivation observed with MEK or other ERK plus BRAF inhibitor combinations

Goal is to maximize the time above IC90 to improve cancer cell killing, while maintaining Cmin near or below IC50 to give normal cells a treatment break (i.e., extend time below IC50) Dosing Regimen Cmax, ng/mL Cmin, ng/mL T>IC90 T<IC50 250 mg QW 425 3 ~2/7 ~1/7 50 mg BID-QW 103 3 ~2/7 ~1/7 80 mg BID-QW 165 5 ~3/7 ~0.5/7 100 mg D1D2 BIW 186 5 ~2/7 ~0.5/7 100 mg D1D4 BIW 183 11 ~2/7 0 Phase 1 PK data showed QW is preferable to QD dosing; Simulations suggest BID-QW dosing may improve PK/PD profiles and combinability even more